                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. - Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/28/2000
513422

                               FIXED INCOME FUND

                            GOVERNMENT MONEY MARKET
                                      FUND

                                     ANNUAL

                                     REPORT

                               MARCH 31, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                 (This page has been left blank intentionally.)

                               TABLE OF CONTENTS

FIXED INCOME FUND
      Performance Since Inception...........................         4
      Shareholder Letter....................................         6
      Schedule of Investments...............................         9
      Financial Statements..................................        12

GOVERNMENT MONEY MARKET FUND
      Shareholder Letter....................................        16
      Schedule of Investments...............................        17
      Financial Statements..................................        18

Notes to Financial Statements...............................        22

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Fixed Income Fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended March 31, 2000.

                 VALUE OF      VALUE OF       VALUE OF
                 INITIAL      CUMULATIVE     CUMULATIVE    TOTAL        ANNUAL
                 $10,000     CAPITAL GAIN    REINVESTED   VALUE OF      RATE OF
 PERIOD ENDED   INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES       RETURN
 ------------   ----------   -------------   ---------     ------       ------
Dec. 23, 1988    $10,000         $  --         $   --     $10,000               --%
Dec. 31, 1988      9,939            --             68      10,007               --
Dec. 31, 1989     10,020            --            900      10,920              9.1
Dec. 31, 1990     10,232            12          1,661      11,905              9.0
Dec. 31, 1991     10,625            13          2,597      13,235             11.4
Dec. 31, 1992     10,557            13          3,396      13,966              5.5
Dec. 31, 1993     10,820            14          4,258      15,092              8.1
Dec. 31, 1994      9,961            13          4,763      14,737             -2.4
Dec. 31, 1995     10,847            14          6,199      17,060             15.8
Dec. 31, 1996     10,637            13          7,158      17,808              4.4
Dec. 31, 1997     10,916            14          8,419      19,349              8.6
Dec. 31, 1998     10,989            14          9,653      20,656              6.8
Dec. 31, 1999     10,432            13         10,400      20,845              0.9
Mar. 31, 2000     10,530            13         10,499      21,042              0.9+

The Fixed Income Fund's average annual total return for the one, five and ten year periods ended March 31, 2000, was 1.2%, 6.3% and 6.7%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $10,535. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 1/1/00 through 3/31/00.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1990, through March 31, 2000 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate Government/Corporate index during the same period. The Lehman Brothers Intermediate Government/Corporate Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt issued with maturities from one to ten years and rated at least BBB by Standard & Poor's or Baa by Moody's Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1990, would have been valued at $47,623 on March 31, 2000.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  WEITZ HICKORY FUND

 DATE   FIXED INCOME FUND  LEHMAN BOND INDEX
Mar-90            $25,000            $25,000
Apr-90            $24,998            $24,913
May-90            $25,379            $25,460
Jun-90            $25,591            $25,802
Jul-90            $25,867            $26,160
Aug-90            $25,972            $26,053
Sep-90            $26,209            $26,253
Oct-90            $26,404            $26,558
Nov-90            $26,684            $26,961
Dec-90            $26,900            $27,331
Jan-91            $27,312            $27,609
Feb-91            $27,416            $27,830
Mar-91            $27,592            $28,019
Apr-91            $27,875            $28,325
May-91            $28,036            $28,498
Jun-91            $28,002            $28,518
Jul-91            $28,290            $28,837
Aug-91            $28,747            $29,388
Sep-91            $29,022            $29,894
Oct-91            $29,232            $30,235
Nov-91            $29,543            $30,582
Dec-91            $29,954            $31,329
Jan-92            $29,818            $31,043
Feb-92            $29,893            $31,164
Mar-92            $29,968            $31,043
Apr-92            $30,224            $31,316
May-92            $30,485            $31,801
Jun-92            $30,811            $32,272
Jul-92            $31,091            $32,914
Aug-92            $31,269            $33,244
Sep-92            $31,656            $33,696
Oct-92            $31,221            $33,258
Nov-92            $31,189            $33,131
Dec-92            $31,610            $33,576
Jan-93            $32,144            $34,227
Feb-93            $32,631            $34,768
Mar-93            $32,785            $34,907
Apr-93            $32,983            $35,186
May-93            $32,947            $35,108
Jun-93            $33,490            $35,659
Jul-93            $33,588            $35,747
Aug-93            $34,080            $36,314
Sep-93            $34,213            $36,464
Oct-93            $34,280            $36,562
Nov-93            $34,016            $36,358
Dec-93            $34,157            $36,525
Jan-94            $34,527            $36,930
Feb-94            $34,057            $36,384
Mar-94            $33,547            $35,784
Apr-94            $33,361            $35,540
May-94            $33,386            $35,564
Jun-94            $33,235            $35,569
Jul-94            $33,742            $36,081
Aug-94            $33,857            $36,194
Sep-94            $33,394            $35,861
Oct-94            $33,288            $35,856
Nov-94            $33,168            $35,693
Dec-94            $33,350            $35,819
Jan-95            $33,990            $36,423
Feb-95            $34,832            $37,179
Mar-95            $35,020            $37,391
Apr-95            $35,395            $37,853
May-95            $36,489            $38,997
Jun-95            $36,778            $39,259
Jul-95            $36,693            $39,264
Aug-95            $37,113            $39,622
Sep-95            $37,368            $39,908
Oct-95            $37,752            $40,353
Nov-95            $38,202            $40,884
Dec-95            $38,609            $41,312
Jan-96            $38,893            $41,668
Feb-96            $38,416            $41,179
Mar-96            $38,254            $40,967
Apr-96            $38,008            $40,822
May-96            $37,961            $40,791
Jun-96            $38,407            $41,225
Jul-96            $38,548            $41,347
Aug-96            $38,512            $41,380
Sep-96            $39,163            $41,956
Oct-96            $39,977            $42,698
Nov-96            $40,669            $43,261
Dec-96            $40,305            $42,984
Jan-97            $40,414            $43,151
Feb-97            $40,533            $43,233
Mar-97            $40,238            $42,935
Apr-97            $40,728            $43,439
May-97            $41,046            $43,800
Jun-97            $41,516            $44,254
Jul-97            $42,499            $45,099
Aug-97            $42,192            $44,872
Sep-97            $42,798            $45,394
Oct-97            $43,328            $45,897
Nov-97            $43,437            $45,998
Dec-97            $43,789            $46,366
Jan-98            $44,343            $46,974
Feb-98            $44,323            $46,938
Mar-98            $44,553            $47,088
Apr-98            $44,752            $47,324
May-98            $45,077            $47,672
Jun-98            $45,338            $47,976
Jul-98            $45,506            $48,145
Aug-98            $46,104            $48,902
Sep-98            $46,613            $50,130
Oct-98            $46,410            $50,081
Nov-98            $46,641            $50,077
Dec-98            $46,749            $50,278
Jan-99            $47,143            $50,554
Feb-99            $46,778            $49,811
Mar-99            $47,072            $50,183
Apr-99            $47,248            $50,337
May-99            $46,955            $49,950
Jun-99            $46,899            $49,984
Jul-99            $46,796            $49,940
Aug-99            $46,709            $49,978
Sep-99            $47,097            $50,445
Oct-99            $47,183            $50,575
Nov-99            $47,227            $50,637
Dec-99            $47,177            $50,472
Jan-00            $46,821            $50,287
Feb-00            $47,267            $50,702
Mar-00            $47,623            $51,231

                          AVERAGE ANNUAL TOTAL RETURNS

                                              1-YEAR   5-YEARS   10-YEARS
                                              ------   -------   --------
FIXED INCOME FUND...........................   1.2%     6.3%       6.7%
Lehman Brothers Intermediate/Corporate
  Index.....................................   2.1%     6.5%       7.4%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                         MARCH 31, 2000 - ANNUAL REPORT

                                                                   April 7, 2000

Dear Fellow Shareholder:

      The Fixed Income Fund's total return for the first quarter of 2000 was +0.9%, which consisted of +1.5% from net interest income (after deducting fees and expenses) and -0.6% from (unrealized) depreciation of our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

                                                          1 YEAR          5 YEARS
                                                         --------         --------
FIXED INCOME FUND                                          1.2%             6.3%
Average Intermediate Investment
  Grade Fixed Income Fund*                                 1.0%             6.3%

      *Source: Lipper Analytical Services

      The following table shows a profile of our portfolio as of March 31:

Average Maturity                         7.2 years
Average Duration                         4.4 years
Average Coupon                           7.0%
30-Day SEC Yield at 3-31-00              7.0%
Average Rating                           AA

MARKET REVIEW

      The stock market may capture most of the headlines when it comes to the topic of volatility. However, you would have to look back to the early 1980's, when then Fed chief Paul Volcker's monetary straight jacket sent long Treasuries to the mid-teens in yield, to find a more volatile period for the bond market than the first quarter of this year.

      At the start of the year, most pundits felt (and still feel) that the Fed would continue raising rates to slow the white-hot U.S. economy. To that end, the Fed did not disappoint. The inflation-fighting central bank raised short-term interest rates twice during the quarter, bringing the Fed funds rate (the rate at which banks lend to each other) to 6%. Since last June, the Fed has raised short-term rates 5 times in small, quarter-point steps.

      Has the patient (the economy) responded to this slow drip of interest-rate medicine? Not yet, as evidenced by the strong 7.3% growth in fourth quarter GDP (a measure of the nation's output of goods and services). This growth was the highest in the current expansion and the fastest in nearly 16 years. The good news for bond investors, however, is that inflation remains quiescent as growth has been accelerating. While it's true that monetary action works with a lag, the jury is still out as to whether the Fed's efforts to date have been enough to slow domestic growth to a more sustainable level.

      The scene we've just described is a Federal Reserve attempting to slow the economy gradually, certainly not emergency room trauma for the marketplace. Why the chaos in the bond market this quarter, then, as we mentioned at the outset of our letter? For starters, markets dislike uncertainty and a tightening central bank leaves investors wondering when the Fed will accomplish its goals and how high short-term rates will have to increase for those goals to be accomplished.

      Other factors, however, have also heightened the volatility in the bond market. The Treasury's buyback announcement in January likely kicked off the affair. That news caused fear that Treasury bonds would become scarce, driving their prices upward and their yields down (bond yields move inversely to prices). The Treasury rally can also be attributed to investor expectations that the Fed will be successful in slowing growth and preventing an outbreak of inflation.

      Further turmoil in the bond market is being caused today as Congress considers legislation making it more explicit that Federal agencies (specifically Fannie Mae and Freddie Mac) do NOT enjoy the backing of the federal government. The result has been a de-linking between Treasuries and many other fixed-income markets.

OUTLOOK

      Where do we go from here? As usual, the outlook for the next several quarters is a mystery to us. We would reiterate much of what we said at the end of the year. Economic growth has certainly been strong but a number of secular themes have helped to keep inflation at bay. Those themes are: a globalization of worldwide economies; technological innovation and investment which has led to increased corporate productivity; and demographic trends, which favor investment and saving at the margin rather than consumption. Adding sound fiscal and monetary policy to the above mix provides a positive investment climate for fixed-income investors.

      Our strategy remains investing in a relatively short-term, high quality portfolio that captures most of the return available on long-term bonds while avoiding some of the volatility associated with longer-term bonds. This strategy will not insulate us completely from large swings in interest rates, but by investing in high quality, short- to intermediate-term bonds, we feel we can continue to capture most of the "coupon" returns of long-term bonds with LOWER overall interest rate risk.

      While the vast majority of our portfolio is invested in bonds, we continue to search for other fixed-income investments that have favorable risk/reward characteristics. Our Redwood Trust 9.74% convertible preferred remains a case in point. We made our investment in Redwood a little over a year ago and have added to it subsequently. As a reminder, Redwood is a $2.5 billion mortgage real estate investment trust (whose common stock we own in the equity funds). Their business, which has improved measurably since the credit crisis in the fall of 1998, is in managing a portfolio of high-quality jumbo residential mortgage and commercial loans. With a solid business and good management, the preferred stock should continue to deliver secure income over time with an up-side potential should its common stock price improve.

      If you have any questions about any of our investments or strategy, please feel free to call.

                              Best regards,

                              /s/ Wallace R. Weitz          /s/ Thomas D. Carney
                              Wallace R. Weitz              Thomas D. Carney
                              President, Portfolio Manager  Portfolio Manager

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 2000

                           FACE
       RATING*            AMOUNT                                                                    COST          VALUE
---------------------   ----------                                                               -----------   -----------
                                     CORPORATE BONDS -- 31.0%
 A                      $  500,000   Phillip Morris Notes 7.125% 8/15/02                         $   500,000   $   482,182
                           750,000   Superior Financial Corp. Sr. Notes 8.65% 4/01/03                750,000       724,295
 A+                         48,000   Homeside, Inc. 11.25% 5/15/03                                    48,000        52,680
 Ba2                     1,100,000   USA Networks, Inc. 7.0% 7/01/03                               1,084,701     1,126,125
 A                       1,000,000   Countrywide Home Loans, Inc. 6.85% 6/15/04                      996,072       971,903
 A+                      1,000,000   Ford Motor Credit Co. Notes 6.7% 7/16/04                        998,560       970,588
                           250,000   Local Financial Corp. 11.0% 9/08/04                             250,000       251,250
 BBB                     1,000,000   ConAgra, Inc. Sub. Notes 7.4% 9/15/04                         1,000,000       995,929
 BB-                       750,000   Century Communications Sr. Notes 9.5% 3/01/05                   794,755       738,750
 A                         600,000   General Motors Acceptance Corp. Debs. 6.625% 10/15/05           597,908       573,710
 BBB-                    1,000,000   Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07                     968,144       924,005
 BBB-                      500,000   Liberty Media Corp. Sr. Notes 7.875% 7/15/09                    501,998       492,450
 BBB                       500,000   Harcourt General 6.5% 5/15/11                                   486,338       448,750
 AA-                     1,000,000   Merrill Lynch 7.15% 7/30/12                                   1,000,000       940,250
 AAA                         1,000   Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                      1,039         1,043
                                                                                                 -----------   -----------
                                             Total Corporate Bonds                                 9,977,515     9,693,910
                                                                                                 -----------   -----------

                                     MORTGAGE-BACKED SECURITIES -- 23.8%
 AAA                         6,633   Fannie Mae 11% 1/01/01 (Avg. Life 0.4 years)                      6,663         6,710
 AAA                       291,665   Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19        289,388       291,620
                                       (Avg. Life 1.2 years)
 AAA                        23,391   Freddie Mac 9.5% 9/01/03 (Avg. Life 1.5 years)                   23,391        23,912
 AAA                       500,000   Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18       487,107       489,227
                                       (Avg. Life 2.4 years)
 AAA                     1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20     1,003,412       988,113
                                       (Avg. Life 2.8 years)
 AAA                       500,000   Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21      491,107       484,572
                                       (Avg. Life 3.9 years)
 AAA                     1,000,000   Freddie Mac REMIC Planned Amortization Class 6.75%              992,418       967,390
                                       12/15/21
                                       (Avg. Life 5.4 years)
 AAA                     1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21       977,331       973,225
                                       (Avg. Life 5.5 years)
 AAA                     1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09     1,003,335       973,575
                                       (Avg. Life 5.9 years)
 AAA                       500,000   Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21       495,690       484,437
                                       (Avg. Life 6.0 years)

  The accompanying notes form an integral part of these financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                           FACE
       RATING*            AMOUNT                                                                    COST          VALUE
---------------------   ----------                                                               -----------   -----------
                                     MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 AAA                    $1,000,000   Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21   $ 1,018,892   $   968,895
                                       (Avg. Life 6.3 years)
 AAA                       845,895   Fannie Mae 6.5% 6/01/18 (Avg. Life 6.6 years)                   844,912       804,711
                                                                                                 -----------   -----------
                                             Total Mortgage-Backed Securities                      7,633,646     7,456,387
                                                                                                 -----------   -----------

                                     TAXABLE MUNICIPAL BONDS -- 3.1%
 AAA                       325,000   Baltimore Maryland 7.25% 10/15/05                               328,617       323,527
 AAA                       500,000   Stratford Connecticut 6.55% 2/15/13                             500,000       462,710
 AAA                        60,000   Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                            60,000        61,587
 AAA                       115,000   Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                          115,000       112,459
                                                                                                 -----------   -----------
                                             Total Taxable Municipal Bonds                         1,003,617       960,283
                                                                                                 -----------   -----------

                                     U.S. GOVERNMENT AND AGENCY SECURITIES -- 33.9%
 AAA                     1,000,000   Fannie Mae 5.75% 4/15/03                                        997,808       964,517
 AAA                     1,000,000   Federal Home Loan Bank 5.125% 9/15/03                         1,000,000       942,644
 AAA                       100,000   U.S. Treasury Note 8.25% 5/15/05                                102,758       100,313
 AAA                     1,000,000   Freddie Mac 7.09% 6/01/05                                     1,000,130       981,699
 AAA                     1,000,000   Fannie Mae 7.27% 8/24/05                                      1,000,163       985,057
 AAA                     2,000,000   Federal Home Loan Bank 6.04% 9/08/05                          2,000,000     1,893,324
 AAA                       500,000   Federal Home Loan Bank 6.44% 11/28/05                           500,457       485,315
 AAA                       500,000   Freddie Mac 6.407% 2/22/06                                      497,722       477,896
 AAA                     1,000,000   Fannie Mae 7.15% 10/11/06                                       992,635       976,558
 AAA                     1,000,000   Fannie Mae 6.56% 11/26/07                                     1,000,000       948,416
 AAA                     1,000,000   Fannie Mae 6.50% 3/19/08                                        993,179       944,659
 AAA                     1,000,000   Freddie Mac 6.41% 7/15/13                                     1,012,064       903,809
                                                                                                 -----------   -----------
                                             Total U.S. Government and Agency Securities          11,096,916    10,604,207
                                                                                                 -----------   -----------

                        SHARES
                        ----------
                                     COMMON STOCKS -- 0.5%
                            46,500   Hanover Capital Mortgage Holdings, Inc.                         422,645       171,469
                                                                                                 -----------   -----------

                                     CONVERTIBLE PREFERRED STOCKS -- 2.9%
                            35,600   Redwood Trust, Inc. 9.74% Pfd. Class B                          949,654       901,125
                                                                                                 -----------   -----------

  The accompanying notes form an integral part of these financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    RATING*             SHARES                                                                    COST         VALUE
---------------------   ----------                                                               -----------   -----------
                                     NON-CONVERTIBLE PREFERRED STOCKS -- 0.6%
 B3                          5,000   Crown American Realty Trust 11% Pfd. Series A               $   222,500   $   185,625
                                                                                                 -----------   -----------

                        FACE
                        AMOUNT
                        ----------
                                     SHORT-TERM SECURITIES -- 2.8%
                        $  883,683   Wells Fargo Government Money Market Fund                        883,683       883,683
                                                                                                 -----------   -----------
                                             Total Investments in Securities                     $32,190,176    30,856,689
                                                                                                 ===========
                                     Other Assets Less Liabilities -- 1.4%                                         425,139
                                                                                                               -----------
                                             Total Net Assets -- 100%                                          $31,281,828
                                                                                                               ===========
                                             Net Asset Value Per Share                                         $     10.68
                                                                                                               ===========

*Ratings are unaudited.

  The accompanying notes form an integral part of these financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

Assets:
    Investment in securities at value (cost $32,190,176)      $30,856,689
    Accrued interest and dividends receivable                     440,868
                                                              -----------
          Total assets                                         31,297,557
                                                              -----------

Liabilities:
    Due to adviser                                                 13,213
    Other expenses                                                  2,516
                                                              -----------
          Total liabilities                                        15,729
                                                              -----------

Net assets applicable to outstanding capital stock            $31,281,828
                                                              ===========

Net assets represented by:
    Paid-in capital (note 4)                                   32,796,756
    Accumulated undistributed net investment income               541,813
    Accumulated net realized loss                                (723,254)
    Net unrealized depreciation of investments                 (1,333,487)
                                                              -----------
          Total representing net assets applicable to shares
           outstanding                                        $31,281,828
                                                              ===========
Net asset value per share of outstanding capital stock
 (2,929,104 shares outstanding)                               $     10.68
                                                              ===========

  The accompanying notes form an integral part of these financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 2000

Investment income:
    Dividends                                                            $   147,919
    Interest                                                               2,546,748
                                                                         -----------
          Total investment income                                          2,694,667
                                                                         -----------

Expenses:
    Investment advisory fee                                   $195,322
    Administrative fee                                          83,471
    Registration fees                                           23,945
    Sub-transfer agent and fund accounting fees                 19,459
    Directors fees                                                 394
    Other expenses                                              20,419
                                                              --------
    Total expenses                                                           343,010
    Less administrative fee waived by investment adviser                     (50,026)
                                                                         -----------

          Net expenses                                                       292,984
                                                                         -----------

          Net investment income                                            2,401,683
                                                                         -----------

Realized and unrealized loss on investments:
    Net realized loss on investments                                        (371,371)
    Net unrealized depreciation of investments                            (1,672,716)
                                                                         -----------
          Net realized and unrealized loss on investments                 (2,044,087)
                                                                         -----------
          Net increase in net assets resulting from
           operations                                                    $   357,596
                                                                         ===========

  The accompanying notes form an integral part of these financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED MARCH 31,
                                                                  2000           1999
                                                              ------------   ------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                 $  2,401,683   $  2,119,743
        Net realized gain (loss)                                  (371,371)        47,697
        Net unrealized depreciation                             (1,672,716)      (230,752)
                                                              ------------   ------------

          Net increase in net assets resulting from
           operations                                              357,596      1,936,688
                                                              ------------   ------------

    Distributions to shareholders from:
        Net investment income                                   (2,375,622)    (2,051,550)
                                                              ------------   ------------

          Total distributions                                   (2,375,622)    (2,051,550)
                                                              ------------   ------------

    Capital share transactions:
        Proceeds from sales                                     14,862,565     21,496,314
        Payments for redemptions                               (20,121,176)   (17,256,576)
        Reinvestment of distributions                            2,244,174      1,854,988
                                                              ------------   ------------

          Total increase (decrease) from capital
           share transactions                                   (3,014,437)     6,094,726
                                                              ------------   ------------

          Total increase (decrease) in net assets               (5,032,463)     5,979,864
                                                              ------------   ------------

Net assets:
    Beginning of period                                         36,314,291     30,334,427
                                                              ------------   ------------

    End of period (including undistributed investment income
     of $541,813 and $515,750, respectively)                  $ 31,281,828   $ 36,314,291
                                                              ============   ============

  The accompanying notes form an integral part of these financial statements.

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

                                                                      YEAR ENDED MARCH 31,
                                                    --------------------------------------------------------
                                                      2000        1999        1998        1997        1996
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.22     $ 11.26     $ 10.77     $ 10.90     $ 10.61
                                                    -------     -------     -------     -------     -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.69        0.66        0.65        0.66        0.65
  Net gains or losses on securities
   (realized and unrealized)                          (0.57)      (0.04)       0.47       (0.11)       0.31
                                                    -------     -------     -------     -------     -------
  Total from investment operations                     0.12        0.62        1.12        0.55        0.96
                                                    -------     -------     -------     -------     -------

LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.66)      (0.66)      (0.63)      (0.68)      (0.67)
                                                    -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                      $ 10.68     $ 11.22     $ 11.26     $ 10.77     $ 10.90
                                                    =======     =======     =======     =======     =======
TOTAL RETURN                                           1.2%        5.7%       10.7%        5.2%        9.2%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)                  $31,282     $36,314     $30,334     $22,349     $16,901

  Ratio of net expenses to average net assets+        0.75%       0.75%       0.75%       0.75%       0.75%

  Ratio of net investment income to average net
   assets                                             6.15%       5.91%       6.18%       6.30%       6.18%

  Portfolio turnover rate                               39%         26%         21%         24%         28%

+Absent voluntary waivers, the expense ratio would have been 0.88%, 0.86%, 0.91%, 0.93% and 0.95% for the years ended March 31, 2000, 1999, 1998, 1997 and
1996, respectively.

  The accompanying notes form an integral part of these financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                         MARCH 31, 2000 - ANNUAL REPORT

                                                                   April 5, 2000

Dear Shareholder:

      The Government Money Market Fund closed the first quarter with a 7-day yield of 4.6% and a 30-day yield of 5.0%.

      The Federal Reserve continued its effort to slow the economy by raising its target for short-term interest rates twice during the first quarter. The Fed remains concerned that domestic imbalances caused by increases in aggregate demand will exceed growth in potential supply and cause inflation to accelerate. Consequently, it appears that the Fed will keep raising rates until growth slows to a more sustainable pace to make sure that inflation stays under control.

      Regardless of future rate fluctuations, however, our strategy is to invest in liquid short-term Government securities that have a weighted-average maturity of less than 90 days. And while it is impossible to predict what our fund will yield over the next year, it seems plausible that the return on our portfolio will increase over the ensuing months as short-term investments mature and we are able to reinvest at higher rates.

      If you have any questions about the mechanics of the fund or our investment strategy, please feel free to call.

                              Best regards,

                              /s/ Wallace R. Weitz          /s/ Thomas D. Carney
                              Wallace R. Weitz              Thomas D. Carney
                              President, Portfolio Manager  Portfolio Manager

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 2000

                 FACE
  RATING        AMOUNT                                                                          VALUE
-----------  ------------                                                                    ------------
                           U.S. GOVERNMENT AND AGENCY SECURITIES -- 96.5%*
    AAA      $11,500,000   Federal Home Loan Bank Discount Note 5.759% 4/19/00               $11,468,260
    AAA        5,000,000   Federal Home Loan Bank Discount Note 5.936% 5/03/00                 4,974,533
    AAA        8,000,000   U.S Treasury Bill 5.719% 5/04/00                                    7,959,216
    AAA       13,000,000   U.S Treasury Bill 6.100% 8/24/00                                   12,693,416
                                                                                             -----------
                                 Total U.S. Government and Agency Securities                  37,095,425
                                                                                             -----------

                           SHORT-TERM SECURITIES -- 3.9%
               1,497,651   Wells Fargo 100% Treasury Money Market Fund 4.247%                  1,497,651
                                                                                             -----------
                                 Total Investments in Securities (Cost $38,593,076)**         38,593,076
                                                                                             -----------
                           Other Liabilities in Excess of Other Assets -- (0.4%)                (166,946)
                                                                                             -----------
                                 Total Net Assets -- 100%                                    $38,426,130
                                                                                             ===========

*Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**Cost is the same for Federal income tax purposes.

  The accompanying notes form an integral part of these financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

Assets:
    Investment in securities at amortized cost, which
     approximates value                                       $38,593,076
    Accrued interest                                                5,173
                                                              -----------
        Total assets                                           38,598,249
                                                              -----------

Liabilities:
    Due to adviser                                                  7,647
    Distributions payable                                         145,517
    Other expenses                                                 18,955
                                                              -----------
        Total liabilities                                         172,119
                                                              -----------

Net assets applicable to outstanding capital stock            $38,426,130
                                                              ===========

Net assets represented by:
    Accumulated undistributed net investment income                 7,766
    Accumulated net realized loss                                  (7,766)
    Paid-in capital (note 4)                                   38,426,130
                                                              -----------
        Total representing net assets applicable to shares
         outstanding                                          $38,426,130
                                                              ===========
Net asset value per share of outstanding capital stock
  (38,426,130 shares outstanding)                             $      1.00
                                                              ===========

  The accompanying notes form an integral part of these financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 2000

Investment income:
    Interest                                                             $1,599,667
                                                                         ----------
          Total investment income                                         1,599,667
                                                                         ----------

Expenses:
    Investment advisory fee                                   $156,335
    Administrative fee                                          68,595
    Registration fees                                           18,343
    Sub-transfer agent and fund accounting fees                 26,155
    Directors fees                                                 310
    Other expenses                                               8,676
                                                              --------
    Total expenses                                                          278,414
    Less advisory and administrative fees waived
     by investment adviser                                                 (122,079)
                                                                         ----------
          Net expenses                                                      156,335
                                                                         ----------

          Net investment income                                           1,443,332
                                                                         ----------

Realized loss on investments                                                 (7,766)
                                                                         ----------
          Net increase in net assets resulting from
           operations                                                    $1,435,566
                                                                         ==========

  The accompanying notes form an integral part of these financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED MARCH 31,
                                                                  2000            1999
                                                              -------------   ------------
Increase in net assets:
    From operations:
        Net investment income                                 $   1,435,566   $    866,165
        Net realized gain                                                --         13,754
                                                              -------------   ------------

            Net increase in net assets resulting from
             operations                                           1,435,566        879,919
                                                              -------------   ------------

    Distributions to shareholders from:
        Net investment income                                    (1,435,566)      (866,165)
        Net realized gain                                                --        (13,754)
                                                              -------------   ------------

            Total distributions                                  (1,435,566)      (879,919)
                                                              -------------   ------------

    Capital share transactions, at $1.00 per share:
        Proceeds from sales                                     469,700,906    115,827,219
        Payments for redemptions                               (465,683,084)   (91,793,527)
        Reinvestment of distributions                             1,251,305        793,390
                                                              -------------   ------------

            Total increase from capital share transactions        5,269,127     24,827,082
                                                              -------------   ------------

            Total increase in net assets                          5,269,127     24,827,082
                                                              -------------   ------------

Net assets:
    Beginning of period                                          33,157,003      8,329,921
                                                              -------------   ------------

    End of period                                             $  38,426,130   $ 33,157,003
                                                              =============   ============

  The accompanying notes form an integral part of these financial statements.

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Government Money Fund outstanding throughout the periods indicated.

                                                              YEAR ENDED MARCH 31,
                                            --------------------------------------------------------
                                              2000        1999        1998        1997        1996
                                            --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD        $  1.00     $  1.00      $ 1.00      $ 1.00      $ 1.00
                                            -------     -------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.05        0.05        0.05        0.05        0.05
                                            -------     -------      ------      ------      ------

LESS DISTRIBUTIONS:
  Dividends from net investment income        (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
                                            -------     -------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD              $  1.00     $  1.00      $ 1.00      $ 1.00      $ 1.00
                                            =======     =======      ======      ======      ======

TOTAL RETURN                                   4.6%        4.7%        5.1%        4.8%        5.2%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)          $38,426     $33,157      $8,330      $5,820      $4,142

  Ratio of net expenses to average net
   assets+                                    0.50%       0.50%       0.50%       0.50%       0.50%

  Ratio of net investment income to
   average net assets                         4.61%       4.47%       4.95%       4.71%       4.95%

+Absent voluntary waivers, the expense ratio would have been 0.89%, 1.03%, 1.12%, 1.15% and 1.14% for the years ended March 31, 2000, 1999, 1998, 1997 and
1996, respectively.

  The accompanying notes form an integral part of these financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2000, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a "Fund").

    The Fixed Income Fund's investment objective is high current income consistent with preservation of capital.

    The Government Money Market Fund's investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       FIXED INCOME FUND
       Investment securities are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

       GOVERNMENT MONEY MARKET FUND
       Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

   (b) FEDERAL INCOME TAXES

       Since the Funds' policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

   (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

       With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

   (d) DIVIDEND POLICY

       The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

       Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

       The Government Money Market Fund will declare dividends daily and pay dividends monthly.

   (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    Each Fund has retained Wallace R. Weitz & Company (the "Adviser") as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds' shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund's average daily net asset value. The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund's average annual daily net asset value.

    For the year ended March 31, 2000, the Adviser waived investment advisory fees of 1/4% per annum of the Government Money Market Fund's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 2000, the fee was calculated as follows:

                                                         AVERAGE ANNUAL RATE
                                                      ON FUND'S DAILY NET ASSETS       WAIVED
                                                      --------------------------      --------
Fixed Income Fund...................................              .21%                  .13%
Government Money Market Fund........................              .22%                  .14%

    The total investment advisory and administrative fees waived by the Adviser are set forth in each Fund's Statement of Operations.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

                                                                 YEAR ENDED MARCH 31,
                                                                 2000            1999
                                                              ----------      ----------
Transactions in shares:
  Shares issued.............................................   1,323,301       1,910,572
  Shares redeemed...........................................  (1,837,651)     (1,533,634)
  Reinvested dividends......................................     207,450         166,030
                                                              ----------      ----------
    Net increase (decrease).................................    (306,900)        542,968
                                                              ==========      ==========

(5) SECURITIES TRANSACTIONS

       FIXED INCOME FUND
       Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $14,306,558 and $15,491,598, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At
       March 31, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $53,866 and $1,387,353, respectively.

       At March 31, 2000, the Fixed Income Fund had tax basis capital losses of $412,112 which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
       March 31, 2004 - $337,251, March 31, 2005 - $14,632 and March 31, 2008 -
       $60,229. In addition, the Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 1999 of $311,142. For tax purposes such losses will be reflected in the year ended March 31, 2001.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. - Fixed Income and Government Money Market Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Weitz
Series Fund, Inc. - Fixed Income and Government Money Market Funds (the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended
March 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended March 31, 1999, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose reports dated
April 15, 1999, and April 17, 1996, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2000

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND
                            SHAREHOLDER INFORMATION

ANNUAL SHAREHOLDER INFORMATION MEETING Please plan to join us on Wednesday,
May 24, at 4:30 at the Omaha Marriott in the Regency area of West Omaha. This meeting is a good opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There will be no official business meeting, but Wally, Rick and Tom will take shareholder questions until about 5:45.

This year we are going to experiment with taking questions IN WRITING before and during the meeting to try to combine questions on similar topics and to try to make sure we get to everyone's questions, including those of the shy shareholders. Please send a note by mail or an e-mail to clientservices@weitzfunds.com if you would like to toss a question into the mix.

WEB SITE ACCESS TO ACCOUNT INFORMATION Our web site's address is www.weitzfunds.com, and it contains daily prices, performance information, and virtually all of our printed material, including previous quarters' shareholder letters and a transcript of a recent conference call that Rick and Wally held with a group of investment advisors. Now, thanks to our webmaster Patty Weist's hard work and help from our DST friends in Kansas City, shareholders can check balances and transaction histories on our web site. The first time you do this, you should (1) click on the "Account Access" button and follow instructions for creating a personal identification number (PIN). (2) Read the legal disclaimer and CHECK THE BOX at the bottom of the disclaimer. (3) Access your account(s).

AUTOMATED PHONE ACCOUNT ACCESS You may also check your account balances and recent transactions by calling (800) 773-6472 and wending your way through the (dreaded) phone tree. Instructions for using this line are shown on the back of your account statements and on the web site.

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